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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 14, 2001

                               UCBH HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                 0-24947                             94-3072450
                 --------                                 -------                             ----------
     (STATE OR OTHER JURISDICTION OF                (COMMISSION FILE NO.)          (I.R.S. EMPLOYER IDENTIFICATION NO.)
              INCORPORATION)

                             711 VAN NESS AVENUE
                           SAN FRANCISCO, CALIFORNIA                    94102
                   ----------------------------------------           ----------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 928-0700



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.           FINAL STATEMENTS, PRO FORMA FINAL INFORMATION AND EXHIBITS.

                  (c) Exhibits

                           Exhibit 99.  Press Release

ITEM 9.           REGULATION FD DISCLOSURE.

         The Board of Directors of UCBH Holdings, Inc. (the "Company") approved a two-for-one stock split in the legal form of a dividend for shareholders of record on March 31, 2001 (the "Record Date"). Shareholders will receive one additional share of UCBH Holdings common stock for each share owned as of the close of business on the Record Date. The stock split will be payable on April 10, 2001. New shares will be distributed by the Company's transfer agent, Mellon Investor Services LLC, on or about April 11, 2001.


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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  UCBH HOLDINGS, INC.

Date:  March 14, 2001

                                  By: /s/ Jonathan H. Downing
                                      ----------------------------------------
                                          Jonathan H. Downing
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Director



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